UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2017

IMMUDYNE, INC.

 (Exact name of registrant as specified in its charter)

Delaware	333-184487	76-0238453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Spring Meadow Rd. Mount Kisco, NY	10549
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 244-1777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

On September 21, 2017, Immudyne, Inc. (the “Company”) filed an amendment to its certificate of incorporation with the Delaware Secretary of State increasing the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000. The amendment was approved by all members of the Company’s board of directors and by holders of a majority of the Company’s outstanding shares of common stock by written consent.

The amendment to the Company’s certificate of incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Amendment of Certificate of Incorporation of Immudyne, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUDYNE INC.
(Registrant)

Date: September 25, 2017	By:	/s/ Mark McLaughlin
	Name:	Mark McLaughlin
	Title:	Chief Executive Officer

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